Exhibit 99.1

Certification of Chief Executive Officer and Chief Financial Officer
Pursuant to 18 U.S.C. Section 1350,
As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the periodic report of Westaff, Inc., a Delaware corporation (the “Company”) on Form 10-Q for the period ended April 19, 2003 as filed with the Securities and Exchange Commission (the “Report”), I, Dwight S. Pedersen, President and Chief Executive Officer of the Company, hereby certify as of the date hereof, solely for purposes of Title 18, Chapter 63, Section 1350 of the United States Code, that:

(1)                                  the Report fully complies with the requirements of Section 13(a) or 15(d), as applicable of the Securities Exchange Act of 1934, and

(2)                                  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.

Date: June 3, 2003

By:	/s/ Dwight S. Pedersen
Dwight S. Pedersen
President and Chief Executive Officer

In connection with the periodic report of Westaff, Inc., a Delaware corporation (the “Company”) on Form 10-Q for the period ended April 19, 2003 as filed with the Securities and Exchange Commission (the “Report”), I, Dirk A. Sodestrom, Senior Vice President and Chief Financial Officer of the Company, hereby certify as of the date hereof, solely for purposes of Title 18, Chapter 63, Section 1350 of the United States Code, that:

(1)                                  the Report fully complies with the requirements of Section 13(a) or 15(d), as applicable of the Securities Exchange Act of 1934, and

(2)                                  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.

Date: June 3, 2003

By:	/s/ Dirk A. Sodestrom
Dirk A. Sodestrom
Senior Vice President and Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Westaff, Inc. and will be retained by Westaff, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.